Exhibit 99.1

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

THE WARNACO GROUP, INC.

This proxy is solicited on behalf of the board of directors of The Warnaco Group, Inc. for the special meeting of stockholders.
P R O X Y
The undersigned, a stockholder of The Warnaco Group, Inc., hereby appoints Helen McCluskey, Lawrence R. Rutkowski, Jay L. Dubiner and Ericka N. Alford, and each of them, the proxies of the undersigned, with full power of substitution in each, to vote at the special meeting of stockholders to be held on [ ,] 2013, and at any adjournment or postponement thereof, all of the undersigned’s shares of common stock of The Warnaco Group, Inc. held of record on [ ,] [ ], in the manner indicated on the reverse side hereof. The undersigned acknowledges receipt of the notice of the special meeting of stockholders and the accompanying proxy statement.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

•   “FOR” ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 29, 2012, AMONG THE WARNACO GROUP, INC., PVH CORP., AND WAND ACQUISITION CORP., A WHOLLY OWNED SUBSIDIARY OF PVH CORP., AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME;

•   “FOR” APPROVAL OF THE (NON-BINDING) ADVISORY RESOLUTION ON MERGER-RELATED COMPENSATION FOR NAMED EXECUTIVE OFFICERS; AND

•   “FOR” ADJOURNMENT OF THE SPECIAL MEETING AS NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

This proxy revokes any previously executed proxy with respect to all our proposals.
(Continued, and to be signed and dated on the reverse side.)

THE WARNACO GROUP, INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of The Warnaco Group, Inc.

common stock for the upcoming special meeting of stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-209-1656 on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1342. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/wrc and follow the simple instructions provided. Please note you must type an “s” after “http”. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card.

OR

3.	Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: The Warnaco Group, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒	Please mark your vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOW.

		FOR	AGAINST	ABSTAIN
1.	Proposal to adopt the Agreement and Plan of Merger, dated as of October 29, 2012, among The Warnaco Group, Inc., PVH Corp., and Wand Acquisition Corp., a wholly owned subsidiary of PVH Corp., as such agreement may be amended from time to time (the “Merger Agreement”).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the (non-binding) advisory resolution on merger-related compensation for named executive officers.	☐	☐	☐

3.	Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof on behalf of the undersigned, provided The Warnaco Group, Inc. does not know, at a reasonable time before the special meeting, that such matters are to be presented at the meeting.

Date:

Signature

Signature

Title

NOTE: Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please print full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.